UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2012

QUANTA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13831	74-2851603
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600 Houston, Texas 77056

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 7, 2012, Quanta Services, Inc. issued a press release discussing a pre-tax charge to earnings due to the withdrawal by certain Quanta subsidiaries from a pension plan and a tax benefit primarily related to the release of income tax contingencies, both of which will be reflected in fourth quarter 2011 results. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Press Release of Quanta Services, Inc. dated February 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2012	QUANTA SERVICES, INC.

	By:	/s/ Derrick A. Jensen
		Name:	Derrick A. Jensen
		Title:	Senior Vice President – Finance and Administration and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of Quanta Services, Inc. dated February 7, 2012

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